UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2001


                               Trimol Group, Inc.
             (Exact Name of Registrant as specified in its Charter)


           Delaware                     0-28144                 13-3859706
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


1285 Avenue of the Americas, 35th Floor
           New York, New York                                  10019
(Address of Principal Executive Office)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 554-4394


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2001.

Item 7. Financial Statement and Exhibits

     (b) Pro Forma Financial Information:

     The Pro Forma Financial Information required to be filed by Regulation S-X promulgated by the Securities and Exchange Commission is incorporated by reference from the Registrant's Definitive Information Statement filed on January 24, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TRIMOL GROUP, INC.

May 1, 2001

                                    By:  /s/ Alexander M. Gordin
                                    --------------------------------------------
                                    Alexander M. Gordin
                                    President